Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officer of Chubb Limited (the Corporation) hereby certifies that the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015, fully complies with the applicable reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: February 26, 2016	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer